                         AMENDMENT NO. 2 (the "Amendment") dated as of
                    September 30, 1994 to the Credit and Security Agreement dated as of March 6, 1991, as amended by Amendment No.
                    1 thereto dated as of March 30, 1994 ( the "Agreement"), among JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD., a Colorado limited partnership (the "Borrower"), THE LENDERS REFERRED TO THEREIN (the "Lenders" ) and CREDIT LYONNAIS NEW YORK BRANCH, as agent for the Lenders
                    (the "Agent" ).

                             INTRODUCTORY STATEMENT

           All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement.

           The Borrower has requested that the Agreement be amended (i) to increase the amount of the Commitments to $14,000,000 and (ii) to modify the provisions of the Agreement as hereinafter set forth.

           In consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows-

           SECTION 1.  Amendment to the Agreement.   Subject to the
provisions of Section 4 hereof, the Agreement is hereby amended effective as of September 30, 1994 as follows:

           (A) The definition of "Conversion Date" appearing in Article 1 of the Agreement is hereby amended in its entirety to read as follows:

     "'Conversion Date' shall mean December 31, 1996."

           (B) The following definition is hereby inserted in Article 1 of the Agreement in the correct alphabetical sequence:

     "'Applicable Margin' shall be as defined in Section 2.05(c)."

           (C) The third sentence of Section 2.04(a) of the Agreement is hereby amended in its entirety to read as follows:

    "The principal amount of the Term Loan shall be payable in quarterly installments commencing on March 31, 1997 and on each June 30, September 30, December 31 and March 31 thereafter through and including December 31, 1999, in accordance with the following amortization schedule:

                          AMOUNT OF INSTALLMENT AS A
                            PERCENTAGE OF ORIGINAL
     PAYMENT DATE        PRINCIPAL AMOUNT OF TERM LOAN
     ------------        -----------------------------
     March 31, 1997                  1.25%
     June 30, 1997                   1.25%
     September 30, 1997              1.25%
     December 31, 1997               1.25%
     March 31, 1998                  2.50%
     June 30, 1998                   2.50%
     September 30, 1998              2.50%
     December 31, 1998               2.50%
     March 31, 1999                  2.50%
     June 30, 1999                   2.50%
     September 30, 1999              2.50%
     December 31, 1999              77.50%

     provided, however, that the final installment on December 31, 1999 shall be in the amount required pay the remaining outstanding principal balance of the Term Loan in full."

           (D) The first sentence of Section 2.05(a) of the Agreement is hereby amended by deleting the figure "1-1/8%" appearing therein and inserting the words "the Applicable Margin" in lieu thereof.

           (E) The first sentence of Section 2.05(b) is hereby amended by adding the words "plus the Applicable Margin" at the end of the existing text.

           (F) Section 2.05(c) of the Agreement is hereby amended in its entirety to read as follows:

           "(c) The Applicable Margin for all times during the applicable periods set forth below shall mean: (a) with respect to Eurodollar Loans, the applicable percentage set forth below in the column captioned "LIBO Applicable Margin", and (b) with respect to Alternate Base Rate Loans, the applicable percentage set forth below in the column captioned "Base Rate Applicable Margin".

WHEN THE RATIO OF TOTAL         LIBO           BASE RATE
   DEBT TO ANNUALIZED        APPLICABLE       APPLICABLE
OPERATING CASH FLOW IS:        MARGIN           MARGIN
-----------------------      ----------       ----------
Less than 4.00:1.00 but
greater than or equal to
3.50:1.00                    1-3/8%             3/8%

Less than 3.50:1.00
but greater than
or equal to 3.00:1.00       1-1/4%             1/4%

Less than 3.00:1.00         1-1/8%             0%

     For purposes of determining the Applicable Margin, the ratio of Total Debt to Annualized Operating Cash Flow shall be calculated and the Applicable Margin shall be determined quarterly. Any change in the Applicable Margin shall be prospective and shall take effect on the tenth Business Day following receipt by the Agent of the statement contemplated by Section 5.O1(c) which evidences that such change in the Applicable Margin is required. If Borrower shall fail to make timely delivery of such certificate, the Applicable Margin shall immediately thereafter continue to be or be changed to the maximum amount set forth for each type of Loan set forth in the table above taking effect as set forth in the preceding sentence, until such time as such certificate is delivered."

           (G) Section 2.16 of the Agreement is hereby deleted in its entirety.

           (H) Section 3.05 of the Agreement is hereby amended by deleting the date "September 30, 1990" appearing therein and inserting the date "June 30, 1994" in lieu thereof.

           (I) Section 6.13 of the Agreement is hereby amended in its entirety to read as follows:

     "SECTION 6.13.  Debt Service Coverage Ratio.

           Permit the ratio of Annualized Operating Cash Flow of the Borrower to Pro-Forma Debt Service of the Borrower to be less than 1.50:1.00 as at the last day of any fiscal quarter."

           (J) Section 6.14 of the Agreement is hereby amended in its entirety to read as follows:

     "SECTION 6.14.  Total Debt to Cash Flow Ratio of the Borrower.

           Permit the ratio of Total Debt of the Borrower to Annualized Operating Cash Flow of the Borrower:

        (i)    at any time through and including March 31, 1997, to exceed
               4.00-1.00;

       (ii) at any time from April 1, 1997 through and including March 31, 1998, to exceed 3.50-1.00; and

      (iii)    at any time on or after April 1, 1998, to exceed
               3.00:1.00."

           (K) The Schedules to the Agreement are hereby amended in their entirety by replacing them with the Schedules which are annexed hereto.

           SECTION 2. Additional Facility Fee. The Borrower hereby agrees to pay to the Agent (for the benefit of each of the Lenders whose Commitment under the Agreement shall increase upon the effectiveness of this Amendment), a fee in an amount equal to 1/2 of 1% of the amount of the increase in each Lender's Commitment. The foregoing fee referred to in this paragraph shall be hereinafter referred to as the "Additional Facility Fee". The Borrower hereby agrees that the Additional Facility Fee shall be paid in immediately available funds and once paid, shall not be refundable under any circumstances.

           SECTION 3.  Existing Term Loans.   Subject to the provisions of
Section 4 hereof, the parties hereto hereby agree that as of September 30, 1994, all Term Loans existing on September 30, 1994 shall be deemed to be Revolving Credit Loans under the Agreement.

           SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent:

           (A) the Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower and those Lenders required by Section 10.09 of the Agreement;

           (B) the Agent shall have received new promissory notes substantially in the form of Exhibit A to the Agreement, duly executed on behalf of the Borrower and payable to the order of each Lender in the principal amount equal to such Lender's respective Commitment after giving effect to this Amendment (each such note shall be referred to herein individually as a "New Note" and collectively as the "New Notes" );

           (C) the Agent shall have received the favorable written opinion of Elizabeth M. Steele, General Counsel of Jones Spacelink, Ltd., addressed to the Agent and the Lenders, covering such matters as are specified by counsel to the Agent and in form and substance satisfactory to counsel for the Agent;

           (D) the Agent shall have received a certificate of the Secretary of the General Partner certifying (i) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the General Partner authorizing the execution and delivery of this Amendment, the New Notes and any other documents required or contemplated hereby, the performance in accordance with its terms of the Agreement (as amended by Amendment No. 1 thereto dated as of March 30, 1994 and by this Amendment) and the New Notes, and the borrowings thereunder; (ii) that the copies of the Partnership Agreement and the articles of incorporation and by-laws of the General Partner heretofore delivered to the Agent are complete and correct and that the Partnership Agreement and such articles of incorporation and by-laws have not been amended since the respective dates of the last amendments thereto included or reflected in such copies, or, if the Partnership Agreement or the articles of incorporation or by-laws of the General Partner shall have been amended since such respective dates, certifying that attached thereto are copies of all of the amendments and that such copies are complete and correct and that such copies, taken together with the copies of the Partnership Agreement and the certificate of incorporation and by-laws of the General Partner previously delivered to the Agent constitute complete and correct copies of the Partnership Agreement and the articles of incorporation and by-laws of the General Partner all as in effect on the date of such certificate, there having been no further amendments to the Partnership Agreement or such articles of incorporation or by-laws, and (iii) as to the incumbency and specimen signature of each officer of the General Partner executing this Amendment, the New Notes or any other document required or contemplated hereby (such certificate to contain a certification by another officer of the General Partner as to the incumbency and signature of the officer signing the certificate referred to in this
Section 3(D)),

           (E) the Agent shall have received the Additional Facility Fee, and

           (F) all legal matters in connection with this Amendment shall be reasonably satisfactory to counsel for the Agent.

           SECTION 5. Post-Closing Matter. The Borrower hereby agrees to deliver to the Agent by November 15, 1994, an amendment to each of the Mortgages, which amendment shall be duly executed on behalf of the Borrower and shall be in form and substance satisfactory to the Agent.

           SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Lenders that, after giving effect to this
Amendment:

           (A) the representations and warranties contained in the Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

           (B) the Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Event of Default has occurred or is continuing under the Agreement.

           SECTION 7.  Full Force and Effect.

           (A) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement or a waiver of any Default or Event of Default under the Agreement, in either case whether or not known to the Agent. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement,
the terms "Credit Agreement", "this Agreement",   "herein",   "hereafter",
"hereto",   "hereof",   and words of similar import, shall, unless the
context otherwise requires, mean the Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

           (B) References to any of the Schedules to the Agreement, appearing in the Agreement or in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the respective Schedule which is attached to this Amendment.

           (C) References to the terms "Note" or "Notes" appearing in the Agreement or in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the New Notes.

           SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

           SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

           SECTION 10. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

           SECTION 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                   BORROWER:

                                   JONES  SPACELINK  INCOME/GROWTH
                                     FUND  1-A,  LTD.
                                     By:  Jones Spacelink, Ltd.,
                                          its General Partner


                                          By: \s\ JAY B. LEWIS
                                              Name:  Jay B. Lewis
                                              Title:  Treasurer


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                     individually and as Agent

                                   By: /s/ BRUCE M. YEAGER
                                        Name:   Bruce M. Yeager
                                        Title:  First Vice President

                                   CREDIT LYONNAIS CAYMAN ISLAND
                                     BRANCH, individually

                                   By: /s/ BRUCE M. YEAGER
                                        Name:   Bruce M. Yeager
                                        Title:  Authorized Signature

                                                                      SCHEDULE 1

                            SCHEDULE OF COMMITMENTS

                  Revolving     Term
                  Credit        Loan          Total
Lender            Commitment    Commitment    Commitments    Percentage
------            ----------    ----------    -----------    ----------
Credit Lyonnais   $14,000,000   $14,000,000   $14,000,000       100%

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                                   SCHEDULE 2

                                 Real Property


WISCONSIN SYSTEMS:


Ripon - Real Property Owned

1. Tower Site. Conveyed by Warranty Deed dated March 7, 1991, recorded March 18, 1991, Vol. 1037, Page 198-200, Fond du Lac County,
    Wisconsin, from Ripon Cable Company, Inc. to Jones Spacelink
    Income/Growth Fund 1-A, Ltd., the following described property:


    That part of the NE 1/4 SE 1/4 of Section 19, T16N, R14E, Town of Ripon, Fond du Lac County, Wisconsin, described as follows:


    Commencing at the Northeast corner of the SE/4 of Section 19, thence South 420.00 feet, thence South 89 degrees 57' West 550.00 feet, thence North 420.00 feet, thence North 89 degrees 57' East 550.00 feet to place of beginning.

    Tax Key No. T17-16-14-19-13-002

    Record Owner:    Jones Spacelink Income/Growth Fund 1-A, Ltd.

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Lake Geneva - Real Property Owned

1. Tower site. Conveyed by Warranty Deed dated March 7, 1991, recorded March 18, 1991, Vol. 513, Page 787, Walworth County, Wisconsin, from Southern Wisconsin Cable, Inc. to Jones Spacelink Income/Growth Fund 1-A, Ltd., the following described property:

    Lot 1 of Certified Survey Map No. 1556, located in the SE/4 of Section 21, T2N, R17E, Walworth County, Wisconsin, recorded December 2, 1986 in Volume 7 of Certified Surveys, Page 193 as Document No. 138550.

    Tax Key No. JA 1556 00001

    Record Owner:    Jones Spacelink Income/Growth Fund 1-A, Ltd.

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Indiana - Real Property Leased

1. Lease dated April 23, 1991, and recorded July 30, 1992 as Record WW, Page 277, DeKalb County, Indiana, between The City of Butler, Indiana and Jones Spacelink Income/Growth Fund 1-A, Ltd. for a headend site in Butler, Indiana. (Consent to grant security interest denied.)

    Description of Property:

    The lease is for the right to place certain antennae on a city-owned water tower and to place a tower and earth station and related equipment on a parcel of real estate 25'X48' immediately adjacent to the existing water tower in the City of Butler, located south of Railroad Street and between Willow Street, Broadway Street and Depot Street.

    Expiration Date:   May 1, 2001

    Record Owner:    City of Butler, Indiana

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2.  Lease dated February 6, 1976, as amended, between Jones Spacelink
    Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and DeKalb Cable Company, and Evans Auburn, Inc., successor to Ball Brass and Aluminum Foundry, Inc., for a tower site in Auburn, Indiana; Memorandum of Lease dated April 24, 1991, between Evans Auburn,
    Inc. and Jones Spacelink Income/Growth Fund 1-A, Ltd., recorded
    May 8, 1991, as Record UU, Page 407, DeKalb County, Indiana.

    Description of Property:

    The lease is for a tower site approximately 30'X30' located on the following described property:

    A part of the South half of the North East quarter of Section thirty one (31) Township thirty four (34) North Range thirteen (13) East, described as follows, to-wit:

    Commencing at the South East comer of lot numbered one hundred fourteen
    (114) of Fluke's Third Addition to the City of Auburn, Indiana, thence East a distance of thirty (30) feet to a stone monument, located at the North West comer of land owned by Cornelia Caruth, thence South along the West boundary line of said Carnelia Caruth land, thirteen (13) chains and forty five (45) links, more or less, to a stone monument and to the quarter line, thence West ten (10) chains and seventy three (73) links, more or less, to the East boundary line of the Right of Way of the New York Central Railway, thence in a North Easterly direction along the East boundary line of said Right of Way to a point of intersection with a line drawn East and West, one hundred fifty (150) feet South of and parallel with the South line of lot numbered one hundred fourteen (114) of Fluke's third addition to the City of Auburn, Indiana; thence East along said line to the extended East line of said lot; thence North along said extended East line of said lot to the point of beginning, located in the City of Auburn, DeKalb County, Indiana.

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    Subject to an easement made in deed to Ella Pomeroy and Minnie G.
    Grosscup on May 3, 1945; to a strip of land thirty (30) feet wide, East and West, and one hundred fifty (150) feet, North and South, adjoining the extended East line of above mentioned lot numbered one hundred fourteen (114).

    Expiration Date:   February 5, 1996

    Record Owner:    Evans Auburn, Inc.

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3.  Lease dated August 1, 1991 and recorded August 20, 1991, Record 38,
    Page 388-393, Adams County, Indiana, between Jones Spacelink
    Income/Growth Fund 1-A, Ltd. and Knights of Columbus Building
    Association for a headend site in Washington Township, Indiana.

    Description of Property:

    The lease covers three acres out of the center and north side of the following described real estate, to-wit:

    Commencing at a point 594 feet east of the Northwest corner of the Southwest Quarter of Section 11, Township 27 North, Range 14 East, as a place of beginning; thence continuing in an easterly direction along the north line of said Southwest Quarter a distance of 726 feet; thence in a southerly direction parallel to the west line of said Southwest Quarter, a distance of 600 feet; thence in a westerly direction and parallel to the north line of said Southwest Quarter, a distance of 726 feet; thence in a northerly direction parallel to the west line of said Southwest Quarter a distance of 600 feet to the place of beginning containing 10 acres more or less.

    Lessor further grants to Lessee the right of ingress and egress on and upon its presently existing roadway existing on the real estate described as follows, to-wit:

    Commencing at the Northwest corner of the Southwest Quarter of Section 11, Township 27 North, Range 14 East, in Adams County, Indiana, thence east 594 feet to an iron pin; thence south six hundred (600) feet parallel with the west line of said section to an iron pin; thence west five hundred ninety-four (594) feet to the west line of said section; thence north along said section line six hundred (600) feet to the place of beginning, containing 8.18 acres more or less, subject to existing road right of way.

    Expiration Date:   July 31, 2006

    Record Owner:    Knights of Columbus Building Association

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4.  Lease dated December 15, 1975, between Moser Implement Co., Inc., and
    Bluffton Cable Co., which was recorded on July 28, 1976, as Instrument #16506 in Miscellaneous Records Book 48, Page 979, of the Records of Wells County, Indiana.

    Amendment to Lease dated October 1, 1987, between Moser Implement Co., Inc., and Bluffton Cable Co., which was recorded on October 12, 1987, as Instrument #35778 in Miscellaneous Records Book 48, Page 979, of the Records of Wells County, Indiana.

    Consent to and Ratification of Amendment to Lease dated September 22, 1988, by Moser Enterprises, Inc., successor in interest to Moser Implement Co., Inc., which was recorded on September 23, 1988, as Instrument #40027 in Miscellaneous Records Book 48, Page 979, of the Records of Wells County, Indiana.

    Letter dated September 22, 1988, by Moser Enterprises, Inc., consenting to an assignment of lessee's interest in the Lease to Jones Spacelink, Ltd. or its assigns, and to subsequent assignments to and among its affiliates, and further, consenting to the granting of a security interest in the Lease by Jones Spacelink, Ltd. and/or any of its affiliates.

    Assignment and Assumption Agreement, dated September 30, 1988, from Bluffton Cable Co. to Jones Spacelink, Ltd., which was recorded on March 14, 1991, as Instrument #53151 in Miscellaneous Records Book 48, Page 979, of the Records of Wells County, Indiana.

    Assignment and Assumption Agreement, dated November 16, 1988, from Jones Spacelink, Ltd., to Jones Spacelink Income/Growth Fund 1-A, Ltd., which was recorded on March 14, 1991, as Instrument #53152 in Miscellaneous Records Book 48, Page 979, of the Records of Wells County, Indiana.

    Description of Property:   Plat of Survey No. 4-76-4776
                               Tract E-F-G-H-J-K-L-M

    A part of the NW/4 of Section 10, Township 26 north, Range 12 east, Harrison Township, Bluffton, Indiana described as follows:

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    Starting at the NW corner of said NW/4 marked by an iron stake found this survey, thence easterly 750.0 feet on the north line of said NW/4; thence southerly, deflecting right 89 degrees 58 minutes 28 seconds,
    175.0 feet parallel with the west line of said NW/4, which shall be the place of beginning;

    thence continuing southerly, parallel with the west line of said NW/4,
    325.0 feet; thence westerly, deflecting right 90 degrees 01 minutes 32 seconds, 36.0 feet parallel with the north line of said NW/4; thence southerly, deflecting left 90 degrees 01 minutes 32 seconds, 60.0 feet parallel with the west line of said NW/4 to a standard corner marker (5/8" x 15" reinforcing bar stake with an aluminum cap stamped Higman, 10025) set this survey; thence westerly, deflecting right 90 degrees
    01 minutes 32 seconds, 414.0 feet parallel with the north line of said NW/4 to a standard corner marker set this survey; thence northerly, deflecting right 89 degrees 58 minutes 28 seconds, 260.0 feet parallel with the west line of said NW/4; thence easterly, deflecting right 90 degree 01 minutes 32 seconds, 200.0 feet parallel with the north line of said NW/4; thence northerly, deflecting left 90 degrees 01 minutes 32 seconds, 125.0 feet parallel with the west line of said NW/4; thence easterly, deflecting right 90 degrees 01 minutes 32 seconds, 250.0 feet parallel with the north line of said NW/4 to the place of beginning;

    Containing in all 3.35 acres.

    The lease is subject to the rights of Panhandle Eastern Pipe Line Company with respect to three natural gas lines which cross the subject property.

    All as shown on a plat of survey number 4-76-4776 dated April 19, 1976 by R.K. Higman, Land Surveyor number 10025, Indiana.

    Expiration Date:   April 10, 2003

    Record Owner:    Moser Enterprises, Inc.

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                                 SCHEDULE 3.03

                             Governmental Approvals


WISCONSIN SYSTEMS:

All FCC Licenses: (see Schedule 3.21B for additional information)

The Federal Communications Commission prohibits the granting of a security interest in FCC licenses.


INDIANA SYSTEM:

All FCC Licenses: (see Schedule 3.21B for additional information)

The Federal Communications Commission prohibits the granting of a security interest in FCC licenses.

Real Property Leases:

1.    Headend Site - City of Butler, Indiana
      (Consent to grant security interest denied.)

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                                 SCHEDULE 3.06

                                Fictitious Names


WISCONSIN SYSTEMS:

Ripon

    Responsibility for the day-to-day operation of the Ripon System will be delegated by the Borrower to Jones Intercable, Inc., an affiliated entity of Jones Spacelink, Ltd., the General Partner of Borrower. Jones Intercable, Inc. will use its own name in conducting the day-to-day operations of the Ripon System. Borrower, however, will retain title to the Collateral and continue to hold the existing and hereafter acquired assets of the Ripon System and the rights related or connected to, or arising from the Ripon System.

Lake Geneva

    Responsibility for the day-to-day operation of the Lake Geneva System will be delegated by the Borrower to Jones Intercable, Inc., an affiliated entity of Jones Spacelink, Ltd., the General Partner of Borrower. Jones Intercable, Inc. will use its own name in conducting the day-to-day operations of the Lake Geneva System. Borrower, however, will retain title to the Collateral and continue to hold the existing and hereafter acquired assets of the Lake Geneva System and the rights related or connected to, or arising from the Lake Geneva System.

INDIANA SYSTEM:

    Responsibility for the day-to-day operation of the Indiana System will be delegated by the Borrower to Jones Spacelink, Ltd., the General Partner of Borrower. Jones Spacelink, Ltd. will use its own name in conducting the day-to-day operations of the Indiana System. Borrower, however, will retain title to the Collateral and continue to hold the existing and hereafter acquired assets of the Indiana System and the rights related or connected to, or arising from the Indiana System.

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                                 SCHEDULE 3.08

                       Principal Offices of the Borrower


Chief Executive Office:

9697 East Mineral Avenue
Englewood, Colorado 80112

WISCONSIN SYSTEMS:

Ripon

Principal Office:
219 Watson Street
Ripon, Wisconsin

Tower/Headend Site:
Goods included in the Collateral are also located at the property in Fond du Lac County, Wisconsin, which property is more specifically described in
Schedule 2.

Lake Geneva

Principal Office:
719 William Street
Lake Geneva, Wisconsin

Tower/Headend Site:
Goods included in the Collateral are also located at the property in Walworth County, Wisconsin, which property is more specifically described in Schedule 2.

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INDIANA SYSTEM:

Principal Office:
109 East 5th Street, Suite A
Auburn, Indiana

Goods included in the Collateral are also located at the following locations, which locations are more specifically described on Schedule 2:

Antenna Site - Butler, Indiana
Office - 201 East Market Place, Bluffton, Indiana
Office - 204 North 13th Street, Decatur, Indiana
Tower Site - Auburn, Indiana
Tower Site - Washington Township, Indiana
Tower Site - Harrison Township, Indiana

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                                 SCHEDULE 3.09

                                   LITIGATION


NONE

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                                 SCHEDULE 3.17

                                  UCC Filings
                                  -----------


DEBTOR NAME                                        JURISDICTION
-----------                                        -------------
Jones Spacelink Income/Growth                      Colorado Secretary of State's office
  Fund 1-A, Ltd. ("Borrower")                      (comprehensive filing)

Borrower                                           Wisconsin Secretary of State's office
                                                   (comprehensive filing)

Borrower                                           Wisconsin Secretary of State's office
                                                   (comprehensive/transmitting utility filing)

Borrower                                           Fond du Lac County, Wisconsin
                                                   (fixture filing)

Borrower                                           Walworth County, Wisconsin
                                                   (fixture filing)

Borrower                                           Indiana Secretary of State's office
                                                   (comprehensive filing)

Borrower                                           Indiana Secretary of State's office
                                                   (comprehensive/transmitting utility filing)

Borrower                                           DeKalb County, Indiana
                                                   (comprehensive filing/local)

Borrower                                           Adams County, Indiana
                                                   (fixture filing)

Borrower                                           DeKalb County, Indiana
                                                   (fixture filing)

Borrower                                           Wells County, Indiana
                                                   (fixture filing)

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                                 SCHEDULE 3.19

                           Environmental Liabilities
                           -------------------------


None

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                                 SCHEDULE 3.21A

                                   Complaints
                                   ----------


None

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                                 SCHEDULE 3.21B

                                  FCC Licenses
                                  ------------


WISCONSIN SYSTEMS:

Ripon
-----

Business Radio:           KNFM815
Expiration Date:          March 20, 1996

Earth Station:            WF90
Expiration Date:          October 15, 2002

Lake Geneva
------------

Business Radio:           KVJ460
Expiration Date:          June 7, 1996

Earth Station:            KU90
Expiration Date:          October 1, 2002


INDIANA SYSTEM:

Business Radio:           KNDL670
Expiration Date:          February 18, 1999

Business Radio:           KNDC251
Expiration Date:          February 18, 1999

CARS:                     WLY-374
Expiration Date:          August 1, 1997

Earth Station:            E920052
Expiration Date:          October 31,2001

Earth Station:            E860422
Expiration Date:          May 2, 1996

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Earth Station:            E910545
Expiration Date:          July 24, 2001

Earth Station:            E860301
Expiration Date:          July 22, 1998



(The grant of a security interest in FCC licenses is prohibited.)

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                                 SCHEDULE 3.24A

                                Pole Agreements
                                ---------------

WISCONSIN SYSTEMS:

Ripon
-----

1.* CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the City of Ripon, Wisconsin.

2.* CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the Town of Ripon, Wisconsin.

3.** Agreement dated April 22, 1977, as amended and supplemented, with North-West Telephone Company for the City of Ripon, Wisconsin.

Lake Geneva
-----------
1. Agreement dated June 15, 1975, as amended, with Wisconsin Bell, Inc. for the City of Lake Geneva, Wisconsin and vicinity.

2.* CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the Town of Bloomfield, Wisconsin.

3.* CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the Town of Geneva, Wisconsin.

4.* CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the City of Lake Geneva, Wisconsin.

5.* CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the Town of Linn, Wisconsin.



_______________
*Consent to grant security interest required; consent requested.
**Consent to grant security interest denied.

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6.*      CATV Pole Lease Agreement dated April 30, 1993, with Wisconsin Power and Light Company for the Town of Lyons, Wisconsin.




_______________
*Consent to grant security interest required; consent requested.
**Consent to grant security interest denied.

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INDIANA SYSTEM:

1. Pole Contract, dated August 12, 1974, between The City of Bluffton and its Board of Public Works and Safety and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and Bluffton Cable Co., for Bluffton, Indiana.

2.       CATV Pole Lease Agreement, undated, between GTE North
         Incorporated, formerly known as General Telephone Company of Indiana, Inc. and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and DeKalb Cable Company, for the Butler, Indiana area.

3.       CATV Pole Lease Agreement dated September 1, 1976, between GTE
         North Incorporated, formerly known as General Telephone Company of Indiana, Inc. and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and DeKalb Cable Company, for the Waterloo, Indiana area.

4. Pole Contract dated 1975, between the City of Garrett and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to DeKalb Cable TV Co., for the areas of Auburn, Garrett, Waterloo and Butler, Indiana.

5. License Agreement for Aerial Facilities dated September 30, 1988, between Indiana Bell Telephone Company, Incorporated and Jones Spacelink Income/Growth Fund 1-A, Ltd. for the areas of Auburn and Bluffton, Indiana.

6. Agreement for the Joint Use of Poles dated May 1, 1982, between Indiana Michigan Power Company, formerly known as Indiana & Michigan
         Electric Company, and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and DeKalb Cable Company, for the areas of Auburn, Garrett, Waterloo and Butler, Indiana.

7. Agreement for the Joint Use of Poles dated May 1, 1982, between Indiana Michigan Power Company, formerly known as Indiana & Michigan
         Electric Company, and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and Decatur Cable Co., for Decatur, Indiana and the surrounding area.

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8.       Agreement for the Joint Use of Poles dated May 1, 1982, between
         Indiana Michigan Power Company, formerly known as Indiana & Michigan Electric Company, and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and Bluffton Cable Co., for Bluffton, Indiana and the surrounding area.

9. Agreement for Joint Use of Electric System Poles dated January 5, 1990, between Jay County Rural Electric Membership Corporation and Jones Spacelink Income/Growth Fund 1-A, Ltd.

10.* Agreement No. A-1335 dated February 1, 1992, as amended, between Northern Indiana Public Service Company and Jones Spacelink Income/Growth Fund 1-A, Ltd. for Waterloo, Indiana.

11. License Agreement - Pole Attachments dated April 20, 1982, between United Rural Electric Membership Corporation and Jones Spacelink Income/Growth Fund 1-A, Ltd., successor to Jones Spacelink, Ltd. and Bluffton Cable Co., for unincorporated areas of Wells County, Indiana.

12. Agreement for the Shared Use of Utility Poles dated April 29, 1991, between United Telephone System and Jones Spacelink Income/Growth Fund 1-A, Ltd. for the areas in and around Monroe and Decatur, Adams County, Indiana.



_______________
*Consent to grant security interest required.

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                                 SCHEDULE 3.24B

                                   Franchises
                                   ----------


WISCONSIN SYSTEMS:

Ripon
-----

Town of Ripon. Wisconsin
------------------------

o Ordinance dated January 14, 1991, granting a cable television franchise to Ripon Cable Company, Inc.
o Resolution dated January 14, 1991, consenting to the transfer of the Franchise to Jones Spacelink, Ltd., and to any subsequent transfers from Jones Spacelink, Ltd. to any Jones Affiliate, or among Jones Affiliates, including any partnerships of which Jones Spacelink, Ltd., or any affiliate thereof is a general partner; the Resolution also consents to the granting of a security interest in the Franchise to such lending institution(s) as may be designated by Jones Spacelink, Ltd. or any Jones Affiliate
o Notice of Closing addressed to the Town of Ripon notifying the Town that pursuant to the Resolution dated January 14, 1991, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. (a "Jones Affiliate" as defined in the Resolution) as of March 15, 1991

Expiration Date:        No term specified

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City of Ripon, Wisconsin
------------------------

o        Enabling Ordinance No. 679A passed March 23, 1976
o        Title 16 of the City Code entitled Cable Television effective
         February 22, 1991
o Ordinance No. 810 passed January 8, 1985, amending Chapter 16.32.020 of the City Municipal Code with respect to annual fee payable to City
o Resolution No. 85-5 dated January 1985, with respect to settlement of and dismissal of lawsuit, extending current franchise term to December 12, 1996, and amending annual fee payable to City to $1,000 instead of 3% of total gross subscriber revenues as set forth in Enabling Ordinance
o Resolution No. 1990-21R1 adopted January 8, 1991, ratifying and confirming the original grant of the franchise to Ripon Cable Company, Inc., consenting to the transfer of the Franchise from Ripon Cable Company, Inc. to Jones Spacelink Income/Growth Fund 1-A, Ltd., and consenting to the grant of a security interest in the Franchise to such lending institution(s) as may be designated by Jones Spacelink Income/Growth Fund 1-A, Ltd.
o Notice of Closing addressed to the City of Ripon notifying the City that pursuant to Resolution No. 1990-21R1, the cable television system and Franchise were transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of March 15, 1991
o Letter dated January 19, 1994, regarding the initiation of negotiations for renewal of the franchise.

Expiration Date:        December 12, 1996

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Lake Geneva
-----------

Town of Bloomfield, Wisconsin
-----------------------------

o Ordinance dated March 2, 1970, granting a cable television franchise to Southern Wisconsin Company, Incorporated
o Acknowledgment of Town dated March 6, 1971, with respect to assignment of franchise to Southern Wisconsin Cable, Inc.
o Resolution dated February 4, 1991, consenting to the transfer of the Franchise to Jones Spacelink, Ltd., and to any subsequent transfers from Jones Spacelink, Ltd. to any Jones Affiliate, or among Jones Affiliates, including any partnerships of which Jones Spacelink, Ltd., or any affiliate thereof is a general partner; the Resolution also consents to the granting of a security interest in the Franchise to such lending institution(s) as may be designated by Jones Spacelink, Ltd. or any Jones Affiliate
o Notice of Closing addressed to the Town of Bloomfield notifying the Town that pursuant to the Resolution dated February 4, 1991, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. (a "Jones Affiliate" as defined in the Resolution) as of March 15, 1991

Expiration Date:        No term specified

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Town of Geneva, Wisconsin
-------------------------

o Ordinance dated January 2, 1969, granting a cable television franchise to Southern Wisconsin Company, Incorporated
o Acknowledgment of Town dated March 10, 1971, with respect to assignment of franchise to Southern Wisconsin Cable, Inc.
o Resolution dated January 7, 1991, consenting to the transfer of the Franchise to Jones Spacelink, Ltd., and to any subsequent transfers from Jones Spacelink, Ltd. to any Jones Affiliate, or among Jones Affiliates, including any partnerships of which Jones Spacelink, Ltd., or any affiliate thereof is a general partner; the Resolution also consents to the granting of a security interest in the Franchise to such lending institution(s) as may be designated by Jones Spacelink, Ltd. or any Jones Affiliate
o Notice of Closing addressed to the Town of Geneva notifying the Town that pursuant to the Resolution dated January 7, 1991, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. (a "Jones Affiliate" as defined in the Resolution) as of March 15, 1991

Expiration Date:        No term specified

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Town of Linn, Wisconsin
-----------------------

o Ordinance dated January 12, 1970, granting a cable television franchise to Southern Wisconsin Company, Incorporated
o Acknowledgment of Town dated March 4, 1971, with respect to assignment of franchise to Southern Wisconsin Cable, Inc.
o Resolution dated January 14, 1991, consenting to the transfer of the Franchise to Jones Spacelink, Ltd., and to any subsequent transfers from Jones Spacelink, Ltd. to any Jones Affiliate, or among Jones Affiliates, including any partnerships of which Jones Spacelink, Ltd., or any affiliate thereof is a general partner; the Resolution also consents to the granting of a security interest in the Franchise to such lending institution(s) as may be designated by Jones Spacelink, Ltd. or any Jones Affiliate
o Notice of Closing addressed to the Town of Linn notifying the Town that pursuant to the Resolution dated January 14, 1991, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. (a "Jones Affiliate" as defined in the Resolution) as of March 15, 1991

Expiration Date:        No term specified

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City of Lake Geneva, Wisconsin
------------------------------

o Franchise Agreement dated December 26, 1979, granting a cable television franchise to Southern Wisconsin Cable, Inc.
o Settlement Agreement and Stipulation and Order of Dismissal dated March 2, 1989, evidencing, among other matters, the amendment of the Franchise Agreement with respect to the extension of the term of the franchise to December 31, 1999, and the franchise fees
o Resolution No. 500-91 adopted on January 28, 1991 (and erroneously dated January 28, 1990), consenting to the transfer of the Franchise to Jones Spacelink, Ltd., and to any subsequent transfers from Jones Spacelink, Ltd. to any Jones Affiliate, or among Jones Affiliates, including any partnerships of which Jones Spacelink, Ltd., or any affiliate thereof is a general partner; the Resolution also consents to the granting of a security interest in the Franchise to such lending institution(s) as may be designated by Jones Spacelink, Ltd. or any Jones Affiliate
o Notice of Closing addressed to the City of Lake Geneva notifying the City that pursuant to Resolution No. 500-91, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. (a "Jones Affiliate" as defined in the Resolution) as of March 15, 1991

Expiration Date:        December 31, 1999

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Town of Lyons, Wisconsin
------------------------

o Cable Television System Agreement dated December 24, 1990, granting a cable television franchise to Southern Wisconsin Cable, Inc., its successors and assigns
o Notice of Closing addressed to the Town of Lyons notifying the Town that the cable television system and franchise were transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of March 15, 1991

Expiration Date:        December 23, 2005

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INDIANA SYSTEM:

County of Adams, Indiana
------------------------

o        Franchise Agreement and Contract For Coaxial Cable, dated
         September 30, 1985, between Adams County and Decatur Cable Co.
o Ordinance No. 1985-10, dated September 30, 1985, approving a franchise agreement and contract with Decatur Cable Co.
o Resolution No. 1988-8, dated July 25, 1988, approving the transfer of the cable television franchise from Decatur Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones; the Resolution also consents to the granting by Jones or any Affiliate of Jones of a security interest in the Franchise to such lending institution(s) as may be designated by Jones or any Affiliate of Jones.
o Notice of Closing Date addressed to Adams County notifying the County that pursuant to Section 3 of Resolution No. 1988-8, the Franchise was transferred to Jones Spacelink, Ltd. as of September 30, 1988.
o Notice of Closing Date addressed to Adams County notifying the County that pursuant to Section 3 of Resolution No. 1988-8, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        September 30, 2000

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County of Allen, Indiana
------------------------

o        Franchise Agreement (Allen County Code, Title 14 - Cable Television,
         Article 4, Contract with Cable Television Company) dated January 5, 1987, between the County of Allen and Decatur Cable Co.
o Resolution, dated August 8, 1988, approving the transfer of the cable television franchise from Decatur Cable Co. to Jones Spacelink, Ltd. and the subsequent transfer to any limited partnership of which Jones is the general partner.
o Notice of closing addressed to Allen County notifying the County that pursuant to a Resolution adopted on August 8, 1988, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to Allen County notifying the County that pursuant to a Resolution adopted on August 8, 1988, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:         January 5, 2002

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City of Auburn, Indiana
------------------------

o Ordinance No. 74-5 dated March 2, 1974, granting a cable television franchise to Auburn Cable Co. (now known as Dekalb Cable Company).
o Ordinance No. 87-34 dated October 6, 1987, amending Ordinance No. 74-5 to extend the term of the Franchise for an additional fifteen years, until March 2, 2004.
o Resolution No. 1-88 dated July 19, 1988, approving the transfer of the Franchise from DeKalb Cable Company to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the City of Auburn notifying the City that pursuant to Resolution No. 1-88, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the City of Auburn notifying the City that pursuant to Resolution No. 1-88, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. on November 16, 1988.

Expiration Date:        March 2, 2004

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City of Bluffton, Indiana
-------------------------

o Resolution No. 73-1 dated March 26, 1973, approving the form of Franchise Agreement to be entered into with Bluffton Cable Co. and fixing a time at which the Franchise Agreement would be finally considered.
o Resolution No. 73-2 dated April 10, 1973, granting final approval to a proposed Franchise Agreement with Bluffton Cable Co. and authorizing and directing the execution of the Agreement subject to ratification by the Common Council.
o Agreement dated April 16, 1973, between The Board of Public Works and Safety of the City of Bluffton and Bluffton Cable Co. granting a cable television franchise to Bluffton Cable Co.
o Ordinance No. 494 dated May 8, 1973, approving and ratifying an agreement by the Board of Public Works and Safety of the City of Bluffton granting a franchise to Bluffton Cable Co. and fixing a time when the same shall take effect.
o Letter dated July 14, 1975 from Michael S. Maurer, Esq. to Mayor William M. Fryback, addressing clarification of the franchise document with respect to rate increases amendments, FCC Rules and franchise fees.
o Resolution No. 86-1 dated December 1, 1986, extending the term of the Franchise for an additional 15 years, to April 10, 2003, and fixing a time at which said Agreement would be finally considered.
o Ordinance No. 772 dated December 16, 1986, ratifying and approving a resolution of the Board of Public Works and Safety extending the Franchise and ratifying and approving Resolution No. 86-1.
o Resolution dated July 26, 1988, approving the transfer of the Franchise from Bluffton Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the City of Bluffton notifying the City that pursuant to Section 2 of the Resolution dated July 26, 1988, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.

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o        Notice of closing addressed to the City of Bluffton notifying the City that pursuant to Section 2 of the Resolution dated July 26, 1988, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        April 10, 2003
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City of Butler, Indiana
-----------------------

o Ordinance No. 981 dated November 17, 1980 granting a cable television franchise to Butler Cable Services, Inc.
o Assignment of Franchise dated March 6, 1981 from Butler Cable Services, Inc. to DeKalb Cable Company.
o Resolution No. 88-248 dated July 15, 1988, approving the transfer of the Franchise from DeKalb Cable Company to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones; the Resolution also consents to the granting by Jones or any Affiliate of Jones of a security interest in the Franchise to such lending institution(s) as may be designated by Jones or any Affiliate of Jones.
o Notice of closing addressed to the City of Butler notifying the City that pursuant to Section 3 of Resolution No. 88-248, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the City of Butler notifying the City that pursuant to Section 3 of Resolution No. 88-248, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        November 3, 2000
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City of Decatur, Indiana
------------------------

o Ordinance No. 1986-10 dated December 16, 1986, amending Chapter 119 of the Decatur Code of 1978 establishing a new provision concerning community antenna television service, and granting a cable television franchise to Decatur Cable Co.
o Resolution No. 1988-6 dated August 2, 1988, approving the transfer of the Franchise from Decatur Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the City of Decatur notifying the City that pursuant to Section 2 of Resolution No. 1988-6, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the City of Decatur notifying the City that pursuant to Section 2 of Resolution No. 1988-6, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:         March 3, 2003
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County of DeKalb, Indiana
-------------------------

o Ordinance dated October 22, 1974, granting a cable television franchise to Auburn Cable Co.
o Ordinance dated February 8, 1988, amending the cable television franchise ordinance by extending the term of the Franchise for an additional period of fifteen years, to October 24, 2004.
o Resolution No. 88-3 dated July 18, 1988, approving the transfer of the cable television franchise from Auburn Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the County of DeKalb notifying the County that pursuant to Section 2 of Resolution No. 88-3, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the County of DeKalb notifying the County that pursuant to Section 2 of Resolution No. 88-3, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:         October 24, 2004
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City of Garrett, Indiana
-------------------------

o Ordinance No. 11474 dated November 4, 1974, authorizing the granting of a cable television franchise to DeKalb Cable Co.
o Ordinance No. 91587 dated September 15, 1987, amending the cable television franchise ordinance by extending the term of the Franchise for an additional fifteen years to November 4, 2004.
o Resolution No. 788-1 dated July 19, 1988, approving the transfer of the cable television franchise from DeKalb Cable Company to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the City of Garrett notifying the City that pursuant to Section 2 of Resolution No. 788-1, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the City of Garrett notifying the City that pursuant to Section 2 of Resolution No. 788-1, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        November 4, 2004
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Town of Monroe, Indiana
-----------------------

o Franchise Agreement dated July 8, 1982, granting a cable television franchise to Decatur Cable Co.
o Resolution No. 1 dated August 4, 1988, approving the transfer of the cable television franchise from Decatur Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the Town of Monroe notifying the Town that pursuant to Section 2 of Resolution No. 1, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the Town of Monroe notifying the Town that pursuant to Section 2 of Resolution No. 1, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        July 8, 1997
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County of Noble, Indiana
------------------------

o Franchise Grant dated November 16, 1987, granting a cable television franchise to DeKalb Cable Co.
o Resolution No. 1988-3 dated July 18, 1988, approving the transfer of the cable television franchise from DeKalb Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones; the Resolution also consents to the granting by Jones or any Affiliate of Jones of a security interest in the Franchise to such lending institution(s) as may be designated by Jones or any Affiliate of Jones.
o Notice of closing addressed to the County of Noble notifying the County that pursuant to Section 3 of Resolution No. 1988-3, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the County of Noble notifying the County that pursuant to Section 3 of Resolution No. 1988-3, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        November 16, 2002
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Town of Poneto, Indiana
-----------------------

o Ordinance No. 90212 dated as of February 12, 1990, granting a cable television franchise to Jones Spacelink Income/Growth Fund 1-A, Ltd.
o Resolution No. 191103 dated March 11, 1991, consenting to the granting of a security interest

Expiration Date:        February 12, 2005
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Town of Uniondale, Indiana
--------------------------

o Franchise Agreement dated August 25, 1988, granting a cable television franchise to Bluffton Cable TV Co.
o Resolution No. 106 dated August 25, 1988, approving the transfer of the cable television franchise from Bluffton Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the Town of Uniondale notifying the Town that pursuant to Section 2 of Resolution No. 106, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the Town of Uniondale notifying the Town that pursuant to Section 2 of Resolution No. 106, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:        August 25, 2003
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Town of Vera Cruz, Indiana
--------------------------

o Ordinance No. 89-1 dated as of August 10, 1989, granting a cable television franchise to Jones Spacelink Income/Growth Fund 1-A, Ltd.
o Resolution No. 91-1 dated March 10, 1991, consenting to the granting of a security interest

Expiration Date:        August 10, 2004
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Town of Waterloo, Indiana
-------------------------

o Ordinance No. 217 dated October 8, 1974, granting a cable television franchise to DeKalb Cable TV Co.
o Ordinance No. 87-16 dated November 14, 1987, amending the cable television franchise ordinance by extending the term of the Franchise for an additional period of fifteen years, to October 8, 2004.
o Resolution No. 88-R6 dated August 9, 1988, approving the transfer of the cable television franchise from DeKalb Cable Co. to Jones Spacelink, Ltd. ("Jones") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones.
o Notice of closing addressed to the Town of Waterloo notifying the Town that pursuant to Section 2 of Resolution No. 88-R6, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the Town of Waterloo notifying the Town that pursuant to Section 2 of Resolution No. 88-R6, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.

Expiration Date:         October 8, 2004
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County of Wells, Indiana
------------------------
o Franchise Agreement and Contract for Coaxial Cable dated November 2, 1981, granting a cable television franchise to Bluffton Cable Co.
o Ordinance dated November 16, 1981, ratifying, conforming and approving a franchise agreement and contract with Bluffton Cable Co.
o Resolution No. 88-3 dated August 8, 1988, approving the transfer of the cable television franchise from Bluffton Cable Co. to Jones Spacelink, Ltd. ("Jones ") or any affiliate of Jones, including any limited partnership(s) of which Jones or any affiliate of Jones is a general partner, or any joint venture or general partnership of which Jones, any affiliate of Jones or any such limited partnership(s) is a constituent partner, or any other entity controlled by, controlling or under common control with Jones (any such entity being hereinafter referred to as an "Affiliate of Jones") and to any subsequent transfers between Jones and any Affiliate of Jones; the Resolution also consents to the granting by Jones or any Affiliate of Jones of a security interest in the Franchise to such lending institution(s) as may be designated by Jones or any Affiliate of Jones.
o Notice of closing addressed to the County of Wells notifying the County that pursuant to Section 3 of Resolution No. 88-3, the Franchise was transferred to Jones Spacelink, Ltd. on September 30, 1988.
o Notice of closing addressed to the County of Wells notifying the County that pursuant to Section 3 of Resolution No. 88-3, the Franchise was transferred to Jones Spacelink Income/Growth Fund 1-A, Ltd. as of November 16, 1988.
o Letter dated November 11, 1993, regarding the initiation of negotiations for renewal of the franchise

Expiration Date:        November 2, 1996